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                                                                    Exhibit 23.1

                           Viisage Technology, Inc.

                   Consent of Independent Public Accountants
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form
S-8 (No. 333-42485).


                                       Arthur Andersen LLP


Boston, Massachusetts
March 27, 1998